UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Report

Western Asset Income Fund

(PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Income Fund

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

What’s inside

Letter from the president	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Report of independent registered public accounting firm	34

Board approval of management and subadvisory agreements	35

Additional information	38

Annual principal executive officer and principal financial and accounting officer certifications	43

Dividend reinvestment plan	44

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Income Fund	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of

IV	Western Asset Income Fund

Investment commentary (cont’d)

the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it

Western Asset Income Fund	V

could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the

VI	Western Asset Income Fund

Investment commentary (cont’d)

Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Western Asset Income Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up 25% in other fixed-income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech and Ryan K. Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when

2	Western Asset Income Fund 2010 Annual Report

Fund overview (cont’d)

fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The overall credit market, as represented by the Barclays Capital U.S. Credit Indexii (the “Index”), returned 8.47% over the same period. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii returned 14.94%. During this period, as measured by the Index, lower-quality BBB-rated bonds outperformed high-quality AAA-rated securities, returning 10.03% and 5.13%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. The Fund maintained its lower-quality bias versus the Index, but we pared our exposure to certain BBB-rated and non-investment grade securities to capture profits and reduce our overall risk exposure. While we maintained an overweight to Financials, we decreased our exposure during the fiscal year, especially in the banking industry given its strong results. Our allocation to the Utilities sector was reduced due to our concerns for potential increases in capital expenditures to meet new Clean Air Act legislation requirements. Our allocation to the Transportation1 sector was increased based on signs that the U.S. economy was strengthening. We also added to our exposure to the Energy sector, as we felt valuations for certain securities had become attractive in the wake of the oil spill in the Gulf of Mexico. Finally, we raised the Fund’s cash position to have added flexibility to invest in attractive opportunities in the future.

The Fund employed U.S. Treasury futures during the reporting period to manage its durationiv and yield curvev positioning. Overall, the use of these derivative instruments detracted from performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, Western Asset Income Fund returned 10.86% based on its net asset value (“NAV”)vi and 7.28% based on its New York Stock Exchange (“NYSE”) market price per

1	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

Western Asset Income Fund 2010 Annual Report	3

share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexvii and the Barclays Capital U.S. Credit Index, returned 15.12% and 8.47%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 12.90% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.79 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2010

Price Per Share	12-Month Total Return*
$13.82 (NAV)	10.86%
$12.89 (Market Price)	7.28%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. Relative to the Index, the largest contributor to the Fund’s performance during the reporting period was an overweight to high-yield corporate bonds. High yield was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among the Fund’s strongest high-yield holdings were overweight positions in GMAC Inc., HCA Inc. and Sprint Capital Corp.

A number of individual holdings also significantly contributed to results. In particular, overweights in subordinated Financials issued by American International Group Inc. and Bank of America Corp. were among our best performers during the reporting period. Overall, these bonds rallied as confidence in the banking system improved and it became apparent that banks would be able to continue paying their coupons. In addition, the fundamentals in the banking industry were better, as capital reserves increased and corporate earnings were often better-than-expected.

The portfolio’s quality biases were also additive to performance. Relative to the Index, our overweight to BBB and below-rated securities benefited from improved demand, as investors looked to receive high incremental yield given the low interest rate environment.

Our sector positioning was, overall, a positive for performance. In particular, an overweight to Financials was beneficial. During the twelve months ended December 31, 2010, Financials was the best-performing sector in the Index. Having an underweight to non-corporate bonds was also rewarded, as this portion of the Index returned 6.36% during the reporting period, whereas corporate bonds in the Index gained 9.00%.

Q. What were the leading detractors from performance?

A. Relative to the Index, the largest detractor from the Fund’s performance for the period was our overweight to the relatively poor-performing Energy sector. The Energy sector lagged the

4	Western Asset Income Fund 2010 Annual Report

Fund overview (cont’d)

overall Index given continued volatility in natural gas and oil prices, coupled with fears that relatively modest economic growth would reduce global demand for energy going forward.

A number of individual holdings also detracted from the Fund’s results during the reporting period. In particular, overweights to European telecommunication companies Telecom Italia Capital and Telefonica Emisiones SAU were the largest detractors. Both companies were negatively impacted by the ongoing sovereign debt crisis in Europe.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five

Western Asset Income Fund 2010 Annual Report	5

sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate Bonds & Notes (93.3%), Short-Term Investments (1.5%), Preferred Stocks (1.1%), Sovereign Bonds (0.9%) and Asset-Backed Securities (0.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 26 funds in the Fund’s Lipper category.

6	Western Asset Income Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the Fund’s portfolio as of December 31, 2010, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Income Fund 2010 Annual Report	7

Spread duration (unaudited)

Economic Exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
PAI	— Western Asset Income Fund

8	Western Asset Income Fund 2010 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
PAI	— Western Asset Income Fund

Western Asset Income Fund 2010 Annual Report	9

Schedule of investments

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 93.3%
Consumer Discretionary — 6.8%
Auto Components — 0.1%
BorgWarner Inc., Senior Notes	4.625%	9/15/20	$130,000	$128,345
Automobiles — 0.7%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	2,710,000	941,725	(a)
Hotels, Restaurants & Leisure — 0.2%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	180,000	209,925
Household Durables — 0.4%
Stanley Black & Decker Inc., Senior Notes	5.200%	9/1/40	580,000	544,991
Internet & Catalog Retail — 0.2%
QVC Inc., Senior Secured Notes	7.375%	10/15/20	300,000	314,250	(b)
Media — 4.5%
Comcast Cable Holdings LLC	9.800%	2/1/12	375,000	408,162
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,015,232
Comcast Corp., Notes	6.450%	3/15/37	120,000	128,216
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	180,971
News America Inc., Senior Notes	6.550%	3/15/33	545,000	579,401
Omnicom Group Inc., Notes	6.250%	7/15/19	370,000	410,720
TCI Communications Inc.	8.750%	8/1/15	160,000	196,942
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	661,683
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	668,848
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	726,311
United Business Media Ltd., Notes	5.750%	11/3/20	640,000	614,438	(b)
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	207,081
Total Media				5,798,005
Multiline Retail — 0.7%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	270,000	278,775
Macy’s Retail Holdings Inc., Debentures	6.650%	7/15/24	180,000	178,200
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	423,000
Total Multiline Retail				879,975
Total Consumer Discretionary				8,817,216
Consumer Staples — 3.8%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	370,000	400,928
Food & Staples Retailing — 1.1%
Delhaize Group, Senior Notes	6.500%	6/15/17	290,000	328,765
Safeway Inc., Senior Notes	3.950%	8/15/20	690,000	653,396
Wal-Mart Stores Inc., Senior Notes	6.500%	8/15/37	380,000	446,442
Total Food & Staples Retailing				1,428,603

See Notes to Financial Statements.

10	Western Asset Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	$340,000	$365,931
Tobacco — 2.1%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	340,000	378,328
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	390,000	399,891
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	564,634
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,360,000	1,454,309
Total Tobacco				2,797,162
Total Consumer Staples				4,992,624
Energy — 13.5%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	463,960
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	240,000	234,428
Total Energy Equipment & Services				698,388
Oil, Gas & Consumable Fuels — 13.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	514,173
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	35,000	38,126
Apache Corp.	6.900%	9/15/18	100,000	122,098
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	208,945
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	740,000	739,492
ConocoPhillips, Notes	6.500%	2/1/39	810,000	963,173
ConocoPhillips, Senior Notes	6.000%	1/15/20	360,000	419,131
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	380,000	501,006
Duke Capital LLC, Senior Notes	6.250%	2/15/13	800,000	867,602
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	1,989,486
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	157,799
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	219,718
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	333,059
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	612,370
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,480,924
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	314,449
Kerr-McGee Corp., Notes	6.950%	7/1/24	300,000	326,094
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	530,000	565,401
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	323,950	(b)
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	560,000	575,400
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,681,097
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	935,975
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	600,000	531,000	(b)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	296,307
Williams Cos. Inc., Debentures	7.500%	1/15/31	76,000	85,352

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	11

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$926,000	$1,132,903
Total Oil, Gas & Consumable Fuels				16,935,030
Total Energy				17,633,418
Financials — 35.0%
Capital Markets — 4.9%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	480,000	490,212
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	528,832
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	880,000	745,800	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	44,066
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	279,007
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	654,333
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	480,000	128,400	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	620,000	165,850	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,250,000	0	(a)(b)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	1,745,000	175	(a)(c)(d)
Lehman Brothers Holdings Inc.	5.750%	5/17/13	350,000	80,937	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	110,000	11	(a)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	317,181
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	400,000	423,560
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,003,361
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	288,856
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	108,477
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	929,213
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	101,027
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	60,000	61,442
Total Capital Markets				6,350,740
Commercial Banks — 8.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	585,000	415,467	(c)(d)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	750,000	770,623	(b)(c)
BankAmerica Capital III, Junior Subordinated Notes	0.859%	1/15/27	215,000	152,845	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	130,000	130,813	(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	480,000	480,000	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	298,862	(b)

See Notes to Financial Statements.

12	Western Asset Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	$230,000	$228,134
BPCE SA, Subordinated Bonds	12.500%	9/30/19	361,000	414,912	(b)(c)(d)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	60,000	62,803	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,050,000	1,078,875	(b)(c)(d)
First Union Capital I, Junior Subordinated Notes	7.935%	1/15/27	420,000	432,070
Glitnir Banki HF, Notes	6.330%	7/28/11	400,000	119,000	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	210,000	0	(a)(b)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	680,000	0	(a)(b)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	560,000	456,400	(b)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,242,000	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000	200,512	(b)(c)
Landsbanki Islands HF	7.431%	10/19/17	730,000	0	(a)(b)(d)(e)(f)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	858,000	1,108,965	(b)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,095,000	1,086,798	(b)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	66,500	*(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	220,000	221,398
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	150,000	150,484
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	70,000	69,128
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	490,608
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	520,000	475,800	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	630,000	546,525	(c)(d)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	450,000	434,369
Total Commercial Banks				11,133,891
Consumer Finance — 4.7%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,663,448
Ally Financial Inc., Senior Notes	8.300%	2/12/15	370,000	407,000
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	212,558
American Express Co., Senior Notes	8.125%	5/20/19	220,000	273,726
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	366,300	(c)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	265,043
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	610,000	655,513
GMAC Inc., Senior Notes	8.000%	11/1/31	728,000	784,420

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	13

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	$1,000,000	$1,010,281	(b)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	210,000	212,920
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	130,000	124,239
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	180,000	141,237
Total Consumer Finance				6,116,685
Diversified Financial Services — 12.0%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	750,000	725,560	(b)
AIG SunAmerica Global Financing VI, Senior Secured Notes	6.300%	5/10/11	880,000	893,200	(b)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	150,000	151,170	(c)(d)
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	80,600
Bank of America Corp., Senior Notes	5.625%	7/1/20	60,000	61,170
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	199,000	216,379
Capital One Bank USA N.A., Senior Subordinated Notes	6.500%	6/13/13	330,000	361,337
Capital One Capital VI	8.875%	5/15/40	190,000	197,838
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	685,228
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	290,911
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	230,375
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,589,037
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	572,462
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	527,014
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,106,759
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	1,120,000	1,246,102
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	1,060,000	1,043,206
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	600,000	594,000	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	616,200	(b)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	203,775	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	507,013
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	80,000	84,800	(b)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	789,936
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	1,000,000	1,031,091
UFJ Finance Aruba AEC	6.750%	7/15/13	355,000	395,862
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,416,600	(b)(c)
Total Diversified Financial Services				15,617,625

See Notes to Financial Statements.

14	Western Asset Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 3.7%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	$480,000	$481,200	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	70,748
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	94,429
ASIF Global Financing XIX	4.900%	1/17/13	30,000	30,900	(b)
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	224,105
CNA Financial Corp., Senior Notes	5.875%	8/15/20	260,000	258,875
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	181,612
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	300,000	295,500	(b)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	270,000	280,828	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,160,000	1,090,400
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	395,250	(c)
Prudential Holdings LLC, Bonds, FSA-Insured	7.245%	12/18/23	260,000	290,134	(b)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	468,001	(b)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	500,000	492,630
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	241,681
Total Insurance				4,896,293
Real Estate Investment Trusts (REITs) — 0.1%
Digital Realty Trust LP, Senior Notes	5.875%	2/1/20	20,000	20,347
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	141,677
Total Real Estate Investment Trusts (REITs)				162,024
Thrifts & Mortgage Finance — 1.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	850,000	894,282
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	500,000	512,743
Total Thrifts & Mortgage Finance				1,407,025
Total Financials				45,684,283
Health Care — 5.6%
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	340,000	354,415
Hospira Inc., Senior Notes	6.050%	3/30/17	210,000	235,269
Total Health Care Equipment & Supplies				589,684
Health Care Providers & Services — 4.5%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	276,442
Aetna Inc., Senior Notes	3.950%	9/1/20	200,000	192,207
HCA Inc., Senior Notes	7.875%	2/1/11	250,000	250,625
HCA Inc., Senior Notes	6.300%	10/1/12	180,000	184,050
HCA Inc., Senior Notes	6.250%	2/15/13	930,000	948,600
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	64,025

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	15

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	9.125%	11/15/14	$400,000	$419,500
HCA Inc., Senior Secured Notes	9.250%	11/15/16	500,000	533,438
Humana Inc.	8.150%	6/15/38	190,000	212,694
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	240,658
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	732,000	812,520
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	732,000	852,780
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	34,508
WellPoint Inc., Notes	5.875%	6/15/17	540,000	603,613
WellPoint Inc., Senior Notes	4.350%	8/15/20	240,000	238,130
Total Health Care Providers & Services				5,863,790
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	380,000	407,031
Pharmaceuticals — 0.4%
Pfizer Inc., Senior Notes	6.200%	3/15/19	270,000	316,267
Wyeth, Notes	5.950%	4/1/37	170,000	188,127
Total Pharmaceuticals				504,394
Total Health Care				7,364,899
Industrials — 5.4%
Aerospace & Defense — 1.3%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	772,500	(b)
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	660,000	679,800
Systems 2001 Asset Trust	6.664%	9/15/13	261,883	287,312	(b)
Total Aerospace & Defense				1,739,612
Airlines — 1.4%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	47,493	52,539
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	104,454	110,721
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	213,922	238,524
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	182,552	198,069
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	302,624	335,156
Delta Air Lines, Secured Notes	4.950%	5/23/19	380,000	381,425
Delta Air Lines Inc., Pass-Through Certificates	7.111%	9/18/11	290,000	299,425
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	110,000	112,750
United Airlines, Pass-Through Certificates, Pass-Through Trust, Secured Notes	9.750%	1/15/17	133,242	153,228
Total Airlines				1,881,837
Commercial Banks — 0.7%
Mizuho Financial Group Cayman Ltd.	5.790%	4/15/14	800,000	879,080	(b)

See Notes to Financial Statements.

16	Western Asset Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.500%	9/15/19	$130,000	$141,770
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	347,781
Total Commercial Services & Supplies				489,551
Diversified Financial Services — 0.1%
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	195,700
Industrial Conglomerates — 0.3%
United Technologies Corp., Senior Notes	6.125%	2/1/19	300,000	350,820
Machinery — 0.5%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	680,000	707,394
Road & Rail — 0.7%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	490,000	471,084	(b)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	420,000	389,509	(b)
Total Road & Rail				860,593
Total Industrials				7,104,587
Information Technology — 1.7%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	360,000	360,994
IT Services — 1.1%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	539,497
Fiserv Inc., Senior Notes	4.625%	10/1/20	630,000	611,909
Mantech International Corp., Senior Notes	7.250%	4/15/18	320,000	334,400
Total IT Services				1,485,806
Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	210,000	231,001
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	121,523
Total Semiconductors & Semiconductor Equipment				352,524
Total Information Technology				2,199,324
Materials — 5.2%
Chemicals — 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	961,697
Lubrizol Corp., Senior Notes	8.875%	2/1/19	280,000	352,368
Total Chemicals				1,314,065
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.625%	3/15/18	110,000	112,200
Metals & Mining — 3.4%
Barrick Gold Financeco LLC, Senior Notes	6.125%	9/15/13	250,000	279,800
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,730,000	1,913,813
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	886,410
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	151,647

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	17

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Vale Overseas Ltd., Notes	6.875%	11/21/36	$1,148,000	$1,262,779
Total Metals & Mining				4,494,449
Paper & Forest Products — 0.7%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	270,000
Georgia-Pacific Corp., Debentures	9.500%	12/1/11	325,000	347,750
Georgia-Pacific LLC, Senior Notes	5.400%	11/1/20	270,000	266,944	(b)
Total Paper & Forest Products				884,694
Total Materials				6,805,408
Telecommunication Services — 8.7%
Diversified Telecommunication Services — 7.0%
AT&T Corp., Senior Notes	8.000%	11/15/31	9,000	11,312
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,338,798
AT&T Inc., Senior Notes	5.350%	9/1/40	1,103,000	1,037,334	(b)
British Telecommunications PLC, Bonds	9.875%	12/15/30	330,000	439,834
Deutsche Telekom International Finance BV, Bonds	8.750%	6/15/30	580,000	779,490
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	179,198
Embarq Corp., Notes	7.082%	6/1/16	330,000	364,950
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	240,000	312,013
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	982,500
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	390,000	386,451
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	760,000	713,687
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	220,000	224,786
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	650,000	625,782
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	100,000	102,317
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	720,000	1,026,064
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	570,000	589,585
Total Diversified Telecommunication Services				9,114,101
Wireless Telecommunication Services — 1.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	190,000	207,130
Crown Castle Towers LLC, Senior Secured Notes	4.883%	8/15/20	90,000	86,497	(b)
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	250,000	277,916
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	337,081
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	325,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	940,000	949,400
Total Wireless Telecommunication Services				2,183,899
Total Telecommunication Services				11,298,000

See Notes to Financial Statements.

18	Western Asset Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 7.6%
Electric Utilities — 4.7%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	$560,000	$627,906
CP&L Inc., First Mortgage Secured Bonds	5.300%	1/15/19	220,000	244,204
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	556,922
Edison International, Senior Notes	3.750%	9/15/17	470,000	466,682
EEB International Ltd., Senior Bonds	8.750%	10/31/14	260,000	280,150	(b)
Enersis SA, Notes	7.400%	12/1/16	452,000	509,533
FirstEnergy Corp., Notes	6.450%	11/15/11	3,000	3,122
FirstEnergy Corp., Notes	7.375%	11/15/31	110,000	115,958
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	153,286
PNPP II Funding Corp.	9.120%	5/30/16	1,520,000	1,624,986
Sithe Independence Funding, Notes	9.000%	12/30/13	943,176	978,282
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	565,351
Total Electric Utilities				6,126,382
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	182,302	(b)
Independent Power Producers & Energy Traders — 1.3%
Dynegy Holdings Inc., Senior Notes	8.750%	2/15/12	735,000	723,975
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	1,500,000	911,250
Total Independent Power Producers & Energy Traders				1,635,225
Multi-Utilities — 1.5%
CenterPoint Energy Inc.	6.850%	6/1/15	1,150,000	1,314,503
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	323,929
DTE Energy Co.	6.350%	6/1/16	260,000	292,368
Total Multi-Utilities				1,930,800
Total Utilities				9,874,709
Total Corporate Bonds & Notes (Cost — $120,535,767)				121,774,468
Asset-Backed Securities — 0.8%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	70,000	73,735	(b)
Education Funding Capital Trust, 2004-1 A5	1.761%	6/15/43	300,000	278,153	(c)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	490,000	512,724	(b)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	100,000	107,563	(b)
Total Asset-Backed Securities (Cost — $939,392)				972,175
Collateralized Mortgage Obligations — 0.5%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.196%	9/25/37	307,090	285,952	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.180%	9/25/37	321,611	312,248	(c)
Total Collateralized Mortgage Obligations (Cost — $623,068)				598,200

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	19

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 0.9%
Canada — 0.7%
Quebec Province	7.970%	7/22/36	$650,000	$897,009
Mexico — 0.0%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	24,000	27,000
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	213,000	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	48,330	55,894	(b)
Total Russia				268,894
Total Sovereign Bonds (Cost — $1,016,746)				1,192,903
U.S. Government & Agency Obligations — 0.5%
U.S. Government Agencies — 0.5%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	350,000	220,998
Tennessee Valley Authority, Notes	5.250%	9/15/39	390,000	412,314
Total U.S. Government & Agency Obligations (Cost — $591,002)				633,312

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc. (Cost — $57,088)			1,209	43,510	*
Preferred Stocks — 1.1%
Financials — 1.1%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		4,500	125,370
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		23,150	612,549	(c)
Citigroup Capital XIII	7.875%		22,900	616,239	(c)
Total Diversified Financial Services				1,228,788
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		96,825	60,903	*(c)
Federal National Mortgage Association (FNMA)	8.250%		11,700	6,552	*(c)
Total Thrifts & Mortgage Finance				67,455
Total Preferred Stocks (Cost — $2,756,682)				1,421,613
Total Investments before Short-Term Investments (Cost — $126,519,745)				126,636,181

See Notes to Financial Statements.

20	Western Asset Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.5%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $220,812)	0.220 - 0.240%	5/9/11	$221,000	$ 220,899	(h)(i)
Repurchase Agreements — 1.3%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/10; Proceeds at maturity — $1,770,031; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value — $1,805,400) (Cost — $1,770,000)	0.210%	1/3/11	1,770,000	1,770,000
Total Short-Term Investments (Cost — $1,990,812)				1,990,899
Total Investments — 98.6% (Cost — $128,510,557#)				128,627,080
Other Assets in Excess of Liabilities — 1.4%				1,831,325
Total Net Assets — 100.0%				$130,458,405

*	Non-income producing security.
(a)	Securities are in default as of December 31, 2010.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Value is less than $1.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $128,987,964.

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	21

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $128,510,557)	$128,627,080
Cash	771
Interest receivable	1,952,928
Deposits with brokers for open futures contracts	10,006
Prepaid expenses	9,693
Total Assets	130,600,478

Liabilities:
Investment management fee payable	56,387
Payable to broker — variation margin on open futures contracts	3,859
Directors’ fees payable	2,676
Accrued expenses	79,151
Total Liabilities	142,073
Total Net Assets	$130,458,405

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,436,904 shares issued and outstanding) (Note 5)	$ 94,369
Paid-in capital in excess of par value	142,450,072
Overdistributed net investment income	(106,847)
Accumulated net realized loss on investments and futures contracts	(12,150,414)
Net unrealized appreciation on investments and futures contracts	171,225
Total Net Assets	$130,458,405

Shares Outstanding	9,436,904

Net Asset Value	$13.82

See Notes to Financial Statements.

22	Western Asset Income Fund 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$ 8,375,175
Dividends	54,760
Total Investment Income	8,429,935

Expenses:
Investment management fee (Note 2)	695,507
Transfer agent fees	63,851
Shareholder reports	52,602
Legal fees	42,213
Audit and tax	41,700
Custody fees	29,746
Taxes, other than federal income taxes	28,067
Stock exchange listing fees	21,356
Directors’ fees	10,390
Miscellaneous expenses	19,079
Total Expenses	1,004,511
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,000)
Net Expenses	980,511
Net Investment Income	7,449,424

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,398,813
Futures contracts	(1,233,252)
Net Realized Gain	165,561
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,789,952
Futures contracts	(142,706)
Change in Net Unrealized Appreciation (Depreciation)	5,647,246
Net Gain on Investments and Futures Contracts	5,812,807
Increase in Net Assets From Operations	$13,262,231

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$ 7,449,424	$ 7,799,749
Net realized gain (loss)	165,561	(8,805,566)
Change in net unrealized appreciation (depreciation)	5,647,246	33,846,317
Increase in Net Assets From Operations	13,262,231	32,840,500

Distributions to Shareholders From (Note 1):
Net investment income	(7,452,250)	(8,850,758)
Decrease in Net Assets From Distributions to Shareholders	(7,452,250)	(8,850,758)

Fund Share Transactions:
Reinvestment of distributions (7,337 and 40,136 shares issued, respectively)	99,506	454,278
Increase in Net Assets From Fund Share Transactions	99,506	454,278
Increase in Net Assets	5,909,487	24,444,020

Net Assets:
Beginning of year	124,548,918	100,104,898
End of year*	$130,458,405	$124,548,918
* Includes overdistributed net investment income of:	$(106,847)	$(104,025)

See Notes to Financial Statements.

24	Western Asset Income Fund 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$13.21	$10.66	$15.13	$15.91	$15.73

Income (loss) from operations:
Net investment income[1]	0.79	0.83	0.98	0.95	0.91
Net realized and unrealized gain (loss)	0.61	2.66	(4.47)	(0.61)	0.21
Total income (loss) from operations	1.40	3.49	(3.49)	0.34	1.12

Less distributions from:
Net investment income	(0.79)	(0.94)	(0.94)	(0.96)	(0.86)
Net realized gains	—	—	(0.04)	(0.16)	(0.08)
Total distributions	(0.79)	(0.94)	(0.98)	(1.12)	(0.94)

Net asset value, end of year	$13.82	$13.21	$10.66	$15.13	$15.91

Market price, end of year	$12.89	$12.75	$10.49	$13.50	$15.52
Total return, based on NAV[2]	10.86%	34.41%	(24.05)%	2.17%	7.38%
Total return, based on Market Price[2,3]	7.28%	31.75%	(15.82)%	(6.16)%	17.02%

Net assets, end of year (000s)	$130,458	$124,549	$100,105	$142,029	$149,406

Ratios to average net assets:
Gross expenses	0.78%	0.89%	0.91%	0.83%	0.84%
Net expenses[4,5]	0.76	0.86	0.89	0.81	0.82
Net investment income	5.78	7.07	7.32	6.10	5.81

Portfolio turnover rate	42%	45%	17%	46%	51%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
4	Reflects fee waivers and/or expense reimbursements.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Income Fund 2010 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Western Asset Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$121,774,468	$ 0*	$121,774,468
Asset-backed securities	—	972,175	—	972,175
Collateralized mortgage obligations	—	598,200	—	598,200
Sovereign bonds	—	1,192,903	—	1,192,903
U.S. government & agency obligations	—	633,312	—	633,312
Common stocks	$ 43,510	—	—	43,510
Preferred stocks	1,421,613	—	—	1,421,613
Total long-term investments	$1,465,123	$125,171,058	$ 0*	$126,636,181
Short-term investments†	—	1,990,899	—	1,990,899
Total investments	$1,465,123	$127,161,957	$ 0*	$128,627,080
Other financial instruments:
Futures contracts	162,281	—	—	162,281
Total	$1,627,404	$127,161,957	$ 0*	$128,789,361

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$107,579	—	—	$ 107,579

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

Western Asset Income Fund 2010 Annual Report	27

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of December 31, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	—
Net purchases (sales)	—
Transfers into Level 3	$ 0*
Transfers out of Level 3	—
Balance as of December 31, 2010	$ 0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	—

*	Value is less than $1.
1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

28	Western Asset Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986

Western Asset Income Fund 2010 Annual Report	29

(the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4	$(4)

(a)  Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the year ended December 31, 2010, fees waived and/or reimbursed amounted to $24,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation,

30	Western Asset Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$44,486,973	$8,608,284
Sales	47,382,001	8,659,589

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 10,151,974
Gross unrealized depreciation	(10,512,858)
Net unrealized depreciation	$ (360,884)

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U. S. Treasury 10-Year Notes	47	3/11	$ 5,748,637	$ 5,660,562	$ (88,075)
U.S. Treasury Ultra Long-Term Bonds	6	3/11	782,066	762,562	(19,504)
					(107,579)
Contracts to Sell:
U.S. Treasury 2-Year Notes	2	3/11	438,025	437,813	212
U.S. Treasury 30-Year Bonds	19	3/11	2,395,337	2,320,375	74,962
U.S. Treasury 5-Year Notes	44	3/11	5,266,732	5,179,625	87,107
					162,281
Net unrealized gain on open futures contracts					$ 54,702

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Income Fund 2010 Annual Report	31

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$162,281

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$107,579

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Interest Rate Contracts Risk
Futures contracts	$(1,233,252)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
Interest Rate Contracts Risk
Futures contracts	$(142,706)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 2,225,272
Futures contracts (to sell)	15,374,046

5. Common shares

Of the 9,436,904 shares of common stock outstanding at December 31, 2010, the Investment Adviser owned 72,156 shares.

32	Western Asset Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

6. Director compensation

Effective January 2011, each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets. Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Rate
1/14/11	1/31/11	$0.065000
2/15/11	2/28/11	$0.065000

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$7,452,250	$8,850,758

Western Asset Income Fund 2010 Annual Report	33

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 158,862
Capital loss carryforward*	(11,520,200)
Other book/tax temporary differences(a)	(418,516)
Unrealized appreciation (depreciation)(b)	(306,182)
Total accumulated earnings (losses) — net	$(12,086,036)

*  As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$ (676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(11,520,200)

These amounts will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years wil be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax differences on the treatment of losses on certain securities.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

34	Western Asset Income Fund 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Western Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Income Fund (the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 21, 2011

Western Asset Income Fund	35

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

36	Western Asset Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in a peer group of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that the performance of the Fund exceeded its peer average performance for the one- and ten-year periods, but was lower than its peer average for the three- and five-year periods ended August 31, 2010 as compared to its peer group.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was higher than the median of the fees paid by funds in its Lipper peer group, and that Western Asset was responsible for payment of the management fee to WAML. The Directors also noted that the Fund’s total expenses were higher than the median of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference in responsibilities, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent

Western Asset Income Fund	37

of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

38	Western Asset Income Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Retired.
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	12
Other board memberships held by Director	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupation(s) during past five years

President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	12
Other board memberships held by Director	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 2007
Principal occupation(s) during past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	12
Other board memberships held by Director	Occidental Petroleum Corporation and Public Storage

Western Asset Income Fund	39

Independent Directors cont’d

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	12
Other board memberships held by Director	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupation(s) during past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	12
Other board memberships held by Director	Orbitz Worldwide (global on-line travel company)

40	Western Asset Income Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	148
Other board memberships held by Director	N/A

Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupation(s) during past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	12
Other board memberships held by Director	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Western Asset Income Fund	41

Officers5

Kaprel Ozsolak
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served[1]	Served since 2010
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

Erin K. Morris
100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupation(s) during past five years

Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

42	Western Asset Income Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d

Todd F. Kuehl
100 International Drive, Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupation(s) during past five years

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

Robert I. Frenkel
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

1

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

2

Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

3

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

4	Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.
5	Each Officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset Income Fund	43

Annual principal executive officer and principal financial and accounting officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial and Accounting Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset Income Fund

Dividend reinvestment plan

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you

Western Asset Income Fund	45

wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, N.Y. 10038 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund

Directors

William E. B. Siart
Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, CFA
President

Kaprel Ozsolak
Principal Financial and Accounting Officer

Todd F. Kuehl
Chief Compliance Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Erin K. Morris
Treasurer

Western Asset Income Fund

55 Water Street
New York, NY 10041

Investment advisers

Western Asset Management
Company

Western Asset Management
Company Limited

Custodian

State Street Bank and
Trust Company
1 Lincoln Street
Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Transfer agent American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038 New York Stock Exchange Symbol PAI

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASXO13146-(02-11) SR11-1311

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,700 in December 31, 2009 and $38,400 in December 31, 2010.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in December 31, 2009 and $4,100 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Income Fund during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)              The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)             Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

The Registrant has delegated the voting of proxies relating to its portfolio securities to its investment advisers, Western Asset Management Company and Western Asset Management Company Limited.

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.     Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.     Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.     Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilitiesand the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh ‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Jeffrey Van Schaick ‡	4 registered investment Companies with $1.3 billion in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management ***	19 Other accounts with $6.2 billion in total assets under management****

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Stephen A. Walsh	A
Jeffrey D. Van Schaick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)               The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Income Fund

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Income Fund

Date:	February 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer of
Western Asset Income Fund

Date:	February 25, 2011